Form of Indenture
Exhibit 4.1
AVATAR HOLDINGS INC.
and
WILMINGTON TRUST FSB, as Trustee
Indenture
Providing for Issuance of
Debt Securities

Cross Reference Table

TIA Section		Indenture Section

310	(a)(1)	5.09
	(a)(2)	5.09
	(a)(3)	N.A.
	(a)(4)	N.A.
	(b)	5.08, 5.10
311	(a)	5.13
	(b)	N.A.
	(c)	N.A.
312	(a)	N.A.
	(b)	N.A.
	(c)	N.A.
313	(a)	N.A.
	(b)(1)	N.A.
	(b)(2)	N.A.
	(c)	N.A.
	(d)	N.A.
314	(a)	N.A.
	(b)	N.A.
	(c)(1)	1.02
	(c)(2)	1.02
	(c)(3)	N.A.
	(d)	N.A.
	(e)	1.02
	(f)	N.A.
315	(a)	5.01
	(b)	5.02
	(c)	5.01
	(d)	5.01
	(e)	4.14
316	(a) (last sentence)	1.01
	(a)(1)(A)	4.12
	(a)(1)(B)	4.13
	(a)(2)	N.A.
	(b)	4.08
	(c)	1.04
317	(a)(1)	4.03
	(a)(2)	4.04
	(b)	8.03
318	(a)	1.07
N.A. means Not Applicable

*	Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

     THIS INDENTURE, between Avatar Holdings Inc., a Delaware corporation (hereinafter called the “Company,” as more fully defined in Section 1.01), and Wilmington Trust FSB, a federal savings bank, as trustee (hereinafter called the “Trustee,” as more fully defined in Section 1.01), is made and entered into as of this ___ day of                     , 20___.
Recitals of the Company
     The Company, for its lawful corporate purposes, has duly authorized the execution and delivery of this Indenture to provide for the issuance of its unsecured debentures, notes, bonds and other evidences of indebtedness (the “Securities”) to be issued and delivered in one or more fully registered series, and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered.
     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
Agreements of the Parties
     To set forth or to provide for the establishment of the terms and conditions upon which the Securities are and are to be authenticated, issued, and delivered, and in consideration of the premises thereof, and the purchase of Securities by the Holders (as hereinafter defined) thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders from time to time of the Securities or of any series thereof, as the case may be:
ARTICLE 1
Definitions And Other Provisions Of General Application
     Section 1.01. Definitions. For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:
     (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;
     (b) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;
     (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and
     (d) all references in this instrument to designated “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision.
     “Act”, when used with respect to any Holder of a Security, has the meaning specified in Section 1.04.

     “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Agent Members” means a member of, or a participant in, the Depositary.
     “Applicable Procedures” means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, to the extent applicable to such transaction and as in effect from time to time.
     “Authenticating Agent” means any Person authorized by the Trustee to authenticate Securities of one or more series under Section 5.14.
     “Authentication Order” has the meaning specified in Section 2.07.
     “Board of Directors” means (i) the board of directors of the Company, (ii) any duly authorized committee of such board or (iii) any officer, director or authorized representative of the Company, in each case duly authorized by such board to act hereunder.
     “Board Resolution” means a copy of a resolution certified by the secretary or an assistant secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
     “Business Day” means any day (other than a Saturday or Sunday) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to be closed.
     “Capital Stock” means any class of authorized capital stock of the Company, whether common or preferred stock, as specified from time to time in the Company’s certificate of incorporation, as amended and restated, and as in effect from time to time.
     “Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.
     “Common Stock” means the shares of the class designated as common stock of the Company at the date of this Indenture or as such stock may be reconstituted from time to time.
     “Company” means Avatar Holdings Inc., unless and until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor corporation.
     “Company Order” means a written request, order, or consent signed in the name of the Company by its president and chief executive officer, its executive vice president, treasurer and chief financial officer, any vice president, or by any other officer or officers of the Company pursuant to an applicable Board Resolution and delivered to the Trustee.

     “Corporate Trust Office” means an office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at                                                               , or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).
     “corporation” means a corporation, association, company, joint-stock company, limited liability company or business trust.
     “Defaulted Interest” has the meaning specified in Section 2.11.
     “Depositary” means with respect to any Registered Securities a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Registered Securities (or any successor clearing agency so registered). The Company has initially appointed DTC as Depositary hereunder.
     “DTC” means The Depository Trust Company, a New York corporation.
     “Equivalent Government Securities” means, in relation to Securities denominated in a currency other than U.S. dollars, securities of the government that issued the currency in which such Securities are denominated or securities of government agencies backed by the full faith and credit of such government.
     “Event of Default” has the meaning specified in Article 4.
     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
     “GAAP” means generally accepted accounting principles which are the widely accepted set of rules, conventions, standards, and procedures for reporting financial information, as established by the Financial Accounting Standards Board or by such other entity as have been approved by a significant segment of the accounting profession.
     “Global Security” means a Registered Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.
     “Holder” and “Holder of Securities” means a Person in whose name a Security is registered in the Security Register.
     “Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.
     “Interest Payment Date” means the Stated Maturity of an installment of interest on the Securities of any series.
     “Maturity”, when used with respect to any Security, means the date on which the principal amount outstanding under such Security or an installment of principal amount outstanding under such Security becomes due and payable, as therein or herein provided, whether on the Scheduled Maturity Date (as hereinafter defined), by declaration of acceleration, conversion, call for redemption, or otherwise.
     “Notice of Default” has the meaning specified in Section 4.01.
     “Officer’s Certificate” means a certificate signed by the president, chief executive officer, an executive vice president, or any other officer or officers of the Company pursuant to an applicable Board Resolution, and delivered to the Trustee.
     “Opinion of Counsel” means a written opinion of legal counsel who shall be reasonably acceptable to the Trustee, that meets the requirements of Section 102. The counsel may be an employee of or counsel to the Company.
     “Outstanding” means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:
     (i) such Securities theretofore canceled by the Trustee or delivered by the Company to the Trustee for cancellation;
     (ii) such Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited in trust with the Trustee or with any Paying Agent other than the Company, or, if the Company shall act as its own Paying Agent, has been set aside and segregated in trust by the Company; provided, in any case, that if such Securities are to be redeemed prior to their Scheduled Maturity Date, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made; and
     (iii) such Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, or which shall have been paid, in each case, pursuant to the terms of Section 2.10 (except with respect to any such Security as to which proof reasonably satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid, and binding obligation of the Company).
In determining whether the Holders of the requisite principal amount of such Outstanding Securities have given a direction concerning the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or concerning the exercise of any trust or power conferred upon the Trustee under this Indenture, or concerning a consent on behalf of the Holders of Securities to the waiver of any past default and its consequences, Securities owned by the Company, any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer assigned to the corporate trust department of the Trustee knows to be owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to act as owner with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

     “Paying Agent” means, with respect to any Securities, any Person appointed by the Company to distribute amounts payable by the Company on such Securities. As of the date of this Indenture, the Company has appointed Wilmington Trust FSB, as Paying Agent with respect to all Securities issuable hereunder.
     “Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization, or government, or any agency or political subdivision thereof.
     “Place of Payment” means any city in which any Paying Agent is located.
     “Predecessor Securities” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.10 in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed, mutilated, or stolen Security.
     “Record Date” means any Regular Record Date or Special Record Date.
     “Registered Common Stock” means Common Stock that does not require registration or approval under any federal securities law or, if applicable, the securities law of any state where a Holder is located, before such shares are freely transferable without there being transfer restrictions under the Securities Act.
     “Registered Securities” has the meaning specified in Section 2.01.
     “Regular Record Date” means the date fifteen days preceding an Interest Payment Date (whether or not a Business Day).
     “Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.
     “Scheduled Maturity Date”, when used with respect to any Security, means the date specified in such Security as the date on which all outstanding principal and interest will be due and payable.
     “Securities” has the meaning specified in the Recitals.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Security Register” has the meaning specified in Section 2.09.
     “Security Registrar” means the Person who maintains the Security Register, which Person shall be the Trustee unless and until a successor Security Registrar is appointed by the Company.

     “Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the date hereof.
     “Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 2.11.
     “Specified Currency” has the meaning specified in Section 2.05.
     “Stated Maturity” when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.
     “Subsidiary” of any specified Person means any entity at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by the specified Person or by one or more of its Subsidiaries, or both.
     “Trust Indenture Act”, or “TIA” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
     “Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Trustee.
     “U.S. Government Obligations” means (i) securities that are direct obligations of the United States of America, the payment of which is unconditionally guaranteed by the full faith and credit of the United States of America and (ii) securities that are obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed by the full faith and credit of the United States of America, and also includes depository receipts issued by a bank or trust company as custodian with respect to any of the securities described in the preceding clauses (i) and (ii), and any payment of interest or principal payable under any of the securities described in the preceding clauses (i) and (ii) that is held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt, or from any amount received by the custodian in respect of such securities, or from any specific payment of interest or principal payable under the securities evidenced by such depository receipt.
     “Voting Stock”, as applied to the equity interests of any Subsidiary, means equity interests of any class or classes (however designated), the outstanding interests of which have, by the terms thereof, ordinary voting power to elect a majority of the members of the board of directors, board of managers, general partnership (or other governing body) of such Subsidiary, other than equity interests having such power only by reason of the happening of a contingency.
     Section 1.02. Officer’s Certificates and Opinions. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an

Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with. Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include the following:
     (a) a statement that each individual signing such certificate or opinion has read all covenants and conditions of this Indenture relating to such proposed action, including the definitions herein relating thereto;
     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
     (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and
     (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
     Section 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, legal counsel, unless such officer knows that any such certificate, opinion or representation is erroneous. Any opinion of counsel for the Company may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such counsel knows that any such certificate, opinion or representation is erroneous.
     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, such instruments may, but need not, be consolidated and form a single instrument.
     Section 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and (if expressly required by the applicable terms of this Indenture) to the Company. If any Securities are denominated in coin or currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated (as evidenced to the Trustee by a certificate provided by a financial institution, selected by the Company, that maintains an active trade in the currency in question) as of the date of the taking of such action by the Holders of such requisite principal amount as evidenced to the Trustee as provided in the immediately preceding sentence. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
     (c) The ownership of Securities shall for all purposes be determined by reference to the Security Register, as such register shall exist as of the applicable date.
     (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by Board Resolution, fix in advance a Record Date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such Record Date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after such Record Date, but only the Holders of record at the close of business on such Record Date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities shall be computed as of such Record Date.
     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind each subsequent Holder of such Security, and each Holder of any Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, with respect to anything done or suffered to be done by the Trustee or the Company in reliance upon such action, whether or not notation of such action is made upon such Security.
     Section 1.05. Notices, etc., to Trustee and Company. Any request, order, authorization, direction, consent, waiver or other action to be taken by the Trustee, the Company or the Holders hereunder (including any Company Order), and any notice to be given to the Trustee or the Company with respect to any action taken or to be taken by the Trustee, the Company or the Holders hereunder, shall be sufficient if made in writing and
     (a) (if to be furnished or delivered to or filed with the Trustee by the Company or any Holder) delivered to the Trustee at its Corporate Trust Office, or

     (b) (if to be furnished or delivered to the Company by the Trustee or any Holder, and except as otherwise provided in Section 4.01 and, in the case of a request for repayment, except as specified in the Security carrying the right to repayment) mailed to the Company, postage prepaid, at its principal office located in Coral Gables, Florida, Attention: P.K. Fletcher, or at any other address hereafter furnished in writing by the Company to the Trustee.
     Acceptance shall be deemed given when acceptance or refusal to accept occurs.
     Section 1.06. Notice To Holders; Waiver. Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein or in such Security) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his or her address as it appears in the Security Register as of the applicable Record Date, not later than the latest date or earlier than the earliest date prescribed by this Indenture or such Security for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Holder when such notice is required to be given pursuant to any provision of this Indenture or the applicable Security, then any method of notification as shall be reasonably satisfactory to the Trustee and the Company shall be deemed to be sufficient for the giving of such notice.
     Section 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.
     Section 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein, the Cross-Reference Table and the Table of Contents hereof are for convenience only and shall not affect the construction of any provision of this Indenture.
     Section 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
     Section 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 1.11. Benefits Of Indenture. Nothing in this Indenture or in any Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Authenticating Agent, the Security Registrar, any Paying Agent, and the Holders of Securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.12. Governing Law. This Indenture and the Securities of any series issued hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflict of laws.
     Section 1.13. Counterparts. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but a complete set of which, when taken together, shall together constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile and pdf signature shall be deemed original signatures.
     Section 1.14. [Reserved].
     Section 1.15. Legal Holidays. In any case where any Interest Payment Date or Maturity of any Security shall not be a Business Day at any Place of Payment, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment, on such date, but may be made on the next succeeding Business Day at such Place of Payment, with the same force and effect as if made on the Interest Payment Date or Maturity; and no interest shall accrue for the intervening period.
     Section 1.16. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES.
     Section 1.17. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
     Section 1.18. Facsimile Instructions. The Trustee agrees to accept and act upon facsimile transmission of written instructions or directions pursuant to this Indenture given by the Company; provided, however that: (i) the Company, subsequent to such facsimile transmission of written instructions or directions, shall provide the originally executed instructions to the Trustee in a timely manner, and (ii) such originally executed instructions or directions shall be signed by an authorized officer of the Company.
ARTICLE 2
The Securities
     Section 2.01. Form Generally.
     All Securities shall be issued in registered form, as opposed to bearer form, and shall sometimes be referred to as the “Registered Securities.” Registered Securities shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may

be produced in any other manner permitted by the rules of any securities exchange upon which the Securities may be listed or, if the Securities are not listed on a securities exchange, in any other manner approved by the Company, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.
     Section 2.02. Forms of Securities.
     Subject to Section 2.01, the form of Security of any series issued pursuant to this Indenture may be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Security, as evidenced by their execution of such Security.
     Prior to the delivery to the Trustee for authentication of any Security in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee a copy of such Board Resolution, together with a true and correct copy of the form of Security which has been approved thereby, or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, together with a certificate of such officer or officers approving the form of Security attached thereto; provided, however, that with respect to all Securities issued pursuant to the same Board Resolution, the required copy of such Board Resolution, together with the appropriate attachment, need be delivered only once. Any form of Security approved by or pursuant to a Board Resolution must be reasonably acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee’s authentication of Securities in that form.
     Section 2.03. Securities in Global Form.
     If Securities of a series are issuable in global form, any such Security may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 2.07 with respect thereto. Subject to the provisions of Section 2.07, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order.
     Upon their original issuance, Securities shall be issued in the form of one or more Global Securities without interest coupons and shall be registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct).

     Section 2.04. Form of Trustee’s Certificate of Authentication. The form of Trustee’s Certificate of Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wilmington Trust FSB, as Trustee
By:
Authorized Signatory

     Section 2.05. Title and Terms.
     The aggregate principal amount of Securities that may be authenticated, delivered and Outstanding at any time under this Indenture is not limited.
     The Securities may be issued in one or more series in such aggregate principal amount as may from time to time be authorized by the Board of Directors. All Securities of a series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof, without preference, priority or distinction on account of the actual time of the authentication and delivery or Scheduled Maturity Date thereof.
     Each series of Securities shall be created either by or pursuant to one or more Board Resolutions or by one or more indentures supplemental hereto. Any such Board Resolution or supplemental indenture (or, in the case of a series of Securities created pursuant to a Board Resolution, any officer or officers authorized by such Board Resolution) shall establish the terms of any such series of Securities, including the following (as and to such extent as may be applicable):
     (1) the title of such series;
     (2) the limit, if any, upon the aggregate principal amount or issue price of the Securities of such series;
     (3) the issue date or issue dates of the Securities of such series;
     (4) the Scheduled Maturity Date of the Securities of such series;
     (5) the place or places where the principal, premium, if any, interest, if any, and additional amounts, if any, payable with respect to the Securities of such series shall be payable;
     (6) whether the Securities of such series will be issued at par or at a premium over or a discount from their face amount;

     (7) the rate or rates (which may be fixed or variable) at which the Securities of such series shall bear interest, if any, and, if applicable, the method by which such rate or rates may be determined;
     (8) the date or dates (or the method by which such date or dates may be determined) from which interest, if any, shall accrue, and the Interest Payment Dates on which such interest shall be payable;
     (9) the rights, if any, to defer payments of interest on the Securities by extending the interest payment periods and the duration of such extension;
     (10) whether the Securities of such series are to be issued in whole or in part in global form and, if so, the identity of the Depositary for such global security and the terms and conditions, if any, upon which interests in the Securities represented by such global security may be exchanged, in whole or in part, for the individual Securities represented thereby (if other than as provided in Section 2.09);
     (11) the denominations in which the Securities of such series will be issued (which may be any denomination as set forth in the terms of such Securities);
     (12) whether and under what circumstances additional amounts on the Securities of such series shall be payable in respect of any taxes, assessments or other governmental charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;
     (13) the basis upon which interest shall be calculated if not computed on the basis of a 360-day year of twelve (12) 30-day months;
     (14) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security for a definitive Security of such series) only upon receipt of certain certificates or other documents or upon satisfaction of other conditions, then the form and terms of such certificates, documents, and/or conditions;
     (15) exchange or conversion features of the Securities of that series, whether or not at the option of the Holders thereof, for or into new Securities of a different series or for or into any other securities which may include shares of Capital Stock of the Company or any Subsidiary of the Company or securities directly or indirectly convertible into or exchangeable for any such shares or securities of entities unaffiliated with the Company or any Subsidiary of the Company;
     (16) if other than U.S. dollars, the foreign or composite currency or currencies, which shall be reasonably acceptable to the Trustee, (each such currency a “Specified Currency”) in which the Securities of such series shall be denominated and in which payments of principal, premium, if any, interest, if any, or additional amounts, if any, payable with respect to such Securities shall or may be payable;
     (17) if the principal, premium, if any, interest, if any, or additional amounts, if any, payable with respect to the Securities of such series are to be payable in Common Stock or in any currency other than that in which the Securities are stated to be payable, which currency shall be reasonably acceptable to the Trustee, whether at the election of the Company or of a Holder thereof, the period or periods within which, and the terms and conditions upon which, such election may be made;
     (18) if the amount of any payment of principal, premium, if any, interest, if any, or other sum payable with respect to the Securities of such series may be determined by reference to the relative value of one or more Specified Currencies, commodities, securities or instruments, the level of one or more financial or non-financial indices, or any other designated factors or formulas, the manner in which such amounts shall be determined;
     (19) the exchange of Securities of such series, at the option of the Holders thereof, for other Securities of the same series of the same aggregate principal amount of a different authorized kind or different authorized denomination or denominations, or both;
     (20) the appointment by the Trustee of an Authenticating Agent in one or more places other than the Corporate Trust Office of the Trustee, with power to act on behalf of the Trustee, and subject to its direction, in the authentication and delivery of the Securities of such series;
     (21) any trustees, depositaries, paying agents, transfer agents, exchange agents, conversion agents, registrars or other agents with respect to the Securities of such series if other than the Trustee, Paying Agent and Security Registrar named herein;
     (22) the portion of the principal amount of Securities of such series, if other than the principal amount thereof, that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 4.02 or provable in bankruptcy pursuant to Section 4.04;
     (23) any Event of Default with respect to the Securities of such series, if not set forth herein, or any modification of any Event of Default set forth herein with respect to such series;
     (24) any covenant solely for the benefit of the Securities of such series;
     (25) subordination provisions of such series, if any; and
     (26) any other terms not inconsistent with the provisions of this Indenture.
     If any series of Securities shall be established by action taken pursuant to any Board Resolution, the execution by the officer or officers authorized by such Board Resolution of an Authentication Order with respect to the first Security of such series to be issued, and the delivery of such Authentication Order to the Trustee at or before the time of issuance of the first Security of such series, shall constitute a sufficient record of such action. Except as otherwise permitted by Section 2.07, if all of the Securities of any such series are not to be issued at one time, the Company shall deliver an Authentication Order with respect to each subsequent issuance of Securities of such series, but such Authentication Orders may be executed by any authorized officer or officers of the Company, whether or not such officer or officers would have been authorized to establish such series pursuant to the aforementioned Board Resolution.

     Unless otherwise provided by or pursuant to the Board Resolution or supplemental indenture creating such series (i) a series may be reopened for issuances of additional Securities of such series, and (ii) all Securities of the same series shall be substantially identical, except for the initial Interest Payment Date, issue price, initial interest accrual date and the amount of the first interest payment.
     The form of the Securities of each series shall be established in a supplemental indenture or by or pursuant to the Board Resolution creating such series. The Securities of each series shall be distinguished from the Securities of each other series in such manner as the Board of Directors or its authorized representative or representatives may determine.
     Unless otherwise provided with respect to Securities of a particular series, the Securities of any series may only be issuable in registered form, without coupons.
     The principal of, premium, if any, and interest, if any, on the Securities shall be payable as provided in the form of Security for any series. Any city in which any Paying Agent is located being herein called a “Place of Payment”.
     Section 2.06. Denominations. The Securities of each series shall be issuable in such denominations and currency (such currency to be reasonably acceptable to the Trustee) as shall be provided in the provisions of this Indenture or by or pursuant to the Board Resolution or supplemental indenture creating such series. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series shall be issuable only in fully registered form in minimum denominations of U.S.$2,000 and any integral multiple of $1,000.
     Section 2.07. Execution, Authentication, Delivery and Dating.
     The Securities of any series shall be executed on behalf of the Company by its president and chief executive officer, any vice president or any officer authorized by a Board Resolution. Any such signature may be manual or facsimile.
     Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities to the Trustee for authentication, together with an order for authentication and delivery (an “Authentication Order”) with respect to such Securities, and the Trustee shall, upon receipt of such Authentication Order, and an Officer’s Certificate and Opinion of Counsel in the form described in Section 1.02, in accordance with procedures reasonably acceptable to the Trustee set forth in the Authentication Order, and subject to the provisions hereof, authenticate and deliver such Securities to such recipients as may be specified from time to time pursuant to such Authentication Order.
     Each Security shall be dated the date of its authentication.
     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.
     Section 2.08. Global Securities.
     Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.
     Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security.
     If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation, as provided in this Article 2. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in Section 2.09, then either (A) such Global Security shall be so surrendered for exchange or cancellation, as provided in this Article 2, or (B) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall authenticate and make available for delivery any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article 2.
     Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article 2 or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such Registered Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

     The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Registered Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner’s beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members, and such owners of beneficial interests in a Global Security shall not be considered the owners or holders thereof.
     Section 2.09. Registration, Registration of Transfer and Exchange.
     (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 8.02 being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee is hereby appointed Security Registrar for the purpose of registering Registered Securities and transfers and exchanges of Registered Securities as herein provided.
     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 8.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any series of authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.
     At the option of the Holder, and subject to the other provisions of this Section 2.09, Securities of any series may be exchanged for other Securities of such series of authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 2.09, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.
     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, subject to the other provisions of this Section 2.09, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
     Unless otherwise provided in the Security to be transferred or exchanged, no service charge shall be made to a Holder for any registration of transfer or exchange of Securities except as provided in Section 2.10, but the Company may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to this Section 2.09 or Section 7.06 (other than where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer and other than any stamp and other duties, if any, that may be imposed in connection with any such transfer or exchange by the United States or any political subdivision thereof or therein, which shall be paid by the Company.
     (b) Neither the Trustee, the Paying Agent nor any of their agents shall (1) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (2) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.
     Section 2.10. Mutilated, Destroyed, Lost or Stolen Securities.
     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.
     If there be delivered to the Company and to the Trustee:
     (a) evidence to their satisfaction of the destruction, loss or theft of any Security, and
     (b) such security or indemnity as may be satisfactory to the Company and the Trustee to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.
     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, may, instead of issuing a new Security, pay such Security, upon satisfaction of the conditions set forth in the preceding paragraph.
     Upon the issuance of any new Security under this Section 2.10, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, that may be imposed in connection therewith by the United States or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee) connected therewith.
     Every new Security issued pursuant to this Section 2.10 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.
     The provisions of this Section 2.10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 2.11. Payment of Interest; Interest Rights Preserved.
     Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid, at the option of the Company, in immediately available funds, Registered Common Stock or some combination of immediately available funds or Registered Common Stock as provided in the Security to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. For the purpose of any interest payment in Registered Common Stock, whether in whole or in part, such payment will have a fair market value equal to the interest payment due on the Interest Payment Date.
     Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (“Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:
     (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. The Special Record Date for the payment of such Defaulted Interest shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than fifteen (15) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at such Holder’s address as it appears in the Security Register, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).
     (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.
     Section 2.12. Persons Deemed Owners.
     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 2.11) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
     Section 2.13. Cancellation. All Securities surrendered for payment, repurchase, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall, at the written request of the Company, be cancelled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.13. The Trustee shall dispose of all cancelled Securities in accordance with applicable law and its customary practices in effect from time to time.
     Section 2.14. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve (12) 30-day months.
     Section 2.15. CUSIP Numbers. The Company in issuing Securities may, at the Company’s sole determination, obtain and use “CUSIP” numbers (if then generally in use) in addition to serial numbers and the Trustee may use such CUSIP numbers in addition to serial numbers in notices of repurchase as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a repurchase or redemption and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such repurchase or redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Company shall promptly notify the Trustee in writing of any change in any such CUSIP number.
ARTICLE 3
Satisfaction and Discharge
     Section 3.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to any series of Securities (except as to any surviving rights of transfer or exchange of Securities of such series expressly provided for herein or in the form of Security for such series), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments, in form and substance reasonably satisfactory to the Trustee, acknowledging satisfaction and discharge of this Indenture, as to such series, when
     (a) either
     (i) all Securities of that series, theretofore authenticated and delivered (other than (A) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09, and (B) Securities of such series, for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 8.03) have been delivered to the Trustee canceled or for cancellation; or
     (ii) all such Securities of that series, not theretofore delivered to the Trustee canceled or for cancellation

     (A) have become due and payable, or
     (B) will, in accordance with their Scheduled Maturity Date, become due and payable within one year, and, in any of the cases described in subparagraphs (A) or (B) above, the Company has irrevocably deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, (x) an amount in money sufficient, (y) U.S. Government Obligations or Equivalent Government Securities which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money sufficient, or (z) a combination of (x) and (y) sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on the Securities of such series with respect to principal, premium, if any, and interest, if any, to the date of such deposit (in the case of Securities of such series which have become due and payable), or to the Scheduled Maturity Date; provided, however, that if such U.S. Government Obligations or Equivalent Government Securities are callable or redeemable at the option of the issuer thereof, the amount of such money, U.S. Government Obligations and Equivalent Government Securities deposited with the Trustee must be sufficient to pay and discharge the entire indebtedness referred to above if such issuer elects to exercise such call or redemption provisions at any time prior to the Scheduled Maturity Date. The Company, but not the Trustee, shall be responsible for monitoring any such call or redemption provision; and
     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of such series; and
     (c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.
     Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any series, the obligations of the Company under paragraph (a) of this Section 3.01 and its obligations to the Trustee with respect to that series under Section 5.07 shall survive, and the obligations of the Trustee under Sections 3.02, 3.04 and 8.03 shall survive.
     Section 3.02. Application of Trust Money; Excess Funds. All money and U.S. Government Obligations or Equivalent Government Securities (including the proceeds thereof) deposited with the Trustee pursuant to Section 3.01 hereof shall be held in trust and applied by it, in accordance with the provisions of this Indenture and the Securities in respect of which it was deposited, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.
     The Company will pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations or Equivalent Government Securities deposited pursuant to Section 3.01 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.
     Anything in this Article 3 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Order any money or U.S. Governmental Obligations or Equivalent Government Securities held by it as provided in Section 3.01 which, in the opinion of a nationally recognized investment bank, appraisal firm or firm of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, (which may be the opinion delivered under Section 3.01), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent satisfaction and discharge.
     Section 3.03. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent of the Securities of any series (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.
     Section 3.04. Return of Unclaimed Amounts. Any amounts deposited with or paid to the Trustee or any Paying Agent or then held by the Company, in trust for payment of the principal of, premium, if any, or interest, if any, on the Securities of any series not applied but remaining unclaimed by the Holders of such Securities for two years after the date upon which the principal of, premium, if any, or interest, if any, on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on Company Order or (if then held by the Company) shall be discharged from such trust; and the Holder of any of such Securities shall thereafter look only to the Company for any payment which such Holder may be entitled to collect (until such time as such unclaimed amounts shall escheat, if at all, to the State of New York) and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. Notwithstanding the foregoing, the Trustee or Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in a newspaper printed in the English language and customarily published at least once a day at least five days in each calendar week and of general circulation in the Borough of Manhattan, in the City and State of New York, a notice that said amounts have not been so applied and that after a date named therein any unclaimed balance of said amounts then remaining will be promptly returned to the Company.
ARTICLE 4
Remedies
     Section 4.01. Events of Default. “Event of Default”, wherever used herein, means with respect to any series of Securities any one of the following events unless such event is either inapplicable to a particular series or it is specifically deleted or modified in the manner contemplated by Article 2:
     (a) default in the payment of any interest on any Security of any such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (b) default in the payment of the principal amount of (or premium, if any, on) any Security of such series as and when the same shall become due, either at Stated Maturity, upon redemption, by declaration, or otherwise; or
     (c) default in the performance, or breach, of any covenant of the Company in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance or breach of which is specifically dealt with elsewhere in this Section 4.01), and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or
     (d) [reserved];
     (e) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;
     (f) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action; or
     (g) any other Event of Default, provided for with respect to the Securities of such series in accordance with Section 2.05.
     A default under any indebtedness of the Company other than the Securities will not constitute an Event of Default under this Indenture, and a default under one series of Securities will not constitute a default under any other series of Securities

     Section 4.02. Acceleration of Maturity; Rescission, and Annulment. If any Event of Default described in Section 4.01 above (other than an Event of Default described in Section 4.01(e) and Section 4.01(f)) shall have occurred and be continuing, with respect to any Securities of any series then and in each and every such case, unless the aggregate principal amount of all the Securities of such series have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount of all the Securities of such series and any and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, any provision of this Indenture or the Securities of such series to the contrary notwithstanding. If an Event of Default specified in Section 4.01(e) or Section 4.01(f) occurs, the principal amount of the Outstanding Securities of such series and any and all accrued interest thereon shall immediately become and be due and payable without any declaration or other act on the part of the Trustee or any Holder.
     No declaration of acceleration by the Trustee with respect to any series of Securities shall constitute a declaration of acceleration by the Trustee with respect to any other series of Securities, and no declaration of acceleration by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of any series shall constitute a declaration of acceleration or other action by any of the Holders of any other series of Securities, in each case whether or not the Event of Default on which such declaration is based shall have occurred and be continuing with respect to more than one series of Securities, and whether or not any Holders of the Securities of any such affected series shall also be Holders of Securities of any other such affected series.
     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if all Events of Default with respect to such series of Securities, other than the nonpayment of the principal of the Securities which have become due solely by such acceleration, have been cured or waived as provided in Section 4.13, if such cure or waiver does not conflict with any judgment or decree set forth in Section 4.01(e) and Section 4.01(f) and if all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel have been paid.
     No such rescission shall affect any subsequent default or impair any right consequent thereon.
     Section 4.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:
     (a) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable, or
     (b) default is made in the payment of the principal of (or premium, if any, on) any Security of such series at the Maturity thereof,

then, with respect to the Securities of such series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security, the whole amount then due and payable on any such Security for principal (and premium, if any) and interest, if any, with interest (to the extent that payment of such interest shall be legally enforceable) upon the overdue principal (and premium, if any) and upon overdue installments of interest, if any, at such rate or rates as may be prescribed therefor by the terms of any such Security; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 5.07.
     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.
     If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
     Section 4.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities of any series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,
     (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and all other amounts due the Trustee under Section 5.07) and of the Holders allowed in such judicial proceedings, and
     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 5.07 hereof.
     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.
     Section 4.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Securities of such series, in respect of which such judgment has been recovered.
     Section 4.06. Application of Money Collected. Any money and property collected by the Trustee with respect to any series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal, premium, if any, or interest, if any, upon presentation of the Securities of such series and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:
     First: To the payment of all amounts due the Trustee under Section 5.07 hereof.
     Second: To the payment of the amounts then due and unpaid upon the Securities of that series for principal, premium, if any, interest, if any, and additional amounts, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind.
     Third: The balance, if any, to the Company.
     Section 4.07. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless
     (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;
     (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
     (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
     (d) the Trustee for 60 days after its receipt of such notice, request, and offer of indemnity has failed to institute any such proceeding; and
     (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series; it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are prejudicial to such Holders), or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Securities of such series.
     Section 4.08. Unconditional Right of Holders to Receive Principal, Premium, and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security of such series shall have the right, which is absolute and unconditional, to receive payment of the principal, premium, if any, and (subject to Section 2.11) interest, if any on such Security on or after the respective payment dates expressed in such Security, and to institute suit for the enforcement of any such payment on or after such respective date, and such right shall not be impaired or affected without the consent of such Holder.
     Section 4.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
     Section 4.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
     Section 4.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
     Section 4.12. Control by Holders. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series; provided that
     (a) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

     (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.
     Section 4.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series, waive any past default hereunder with respect to such series and its consequences, except a default not theretofore cured:
     (a) in the payment of principal, premium, if any, or interest, if any, on any Security of such series, or
     (b) in respect of a covenant or provision in this Indenture which, under Article 7 hereof, cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series.
     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
     Section 4.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of any Security or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or to any suit instituted by any Holder for the enforcement of the payment of principal, premium, if any, or interest, if any, on any Security on or after the respective payment dates expressed in such Security.
     Section 4.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law (other than any bankruptcy law) wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE 5
The Trustee
     Section 5.01. Certain Duties and Responsibilities of Trustee. (a) Except during the continuance of an Event of Default with respect to a series of Securities, and in such a case, only with respect to those Securities that an Event of Default is now continuing,

     (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
     (ii) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).
     (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise, with respect to the Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.
     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
     (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;
     (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
     (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of any series relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee with respect to the Securities of such series, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and
     (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 5.02. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal, premium, if any, or interest, if any, on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series and; provided, further, that, in the case of any default of the character specified in Section 4.01(c), no such notice to Holders of such series of shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term “default”, with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.
     Section 5.03. Certain Rights of Trustee. Except as otherwise provided in Section 5.01 above:
     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (b) any request, direction or order of the Company mentioned herein shall be sufficiently evidenced by a Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;
     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;
     (d) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of the Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to make reasonable examination of the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;
     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
     (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
     (i) in no event shall the Trustee be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;
     (j) the Trustee shall not be deemed to have notice of any default or Event of Default with respect to the Securities unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;
     (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and
     (l) the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.
     Section 5.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.
     Section 5.05. May Hold Securities. The Trustee or any Paying Agent, Security Registrar or other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 5.08 and Section 5.13 hereof, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.
     Section 5.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     Section 5.07. Compensation and Reimbursement. The Company covenants and agrees:
     (a) to pay the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
     (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and
     (c) to indemnify each of the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any and all loss, damage, claims, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or bad faith.
     Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.01(e) and Section 4.01(f) above, such expenses (including the reasonable charges and expenses of its counsel) and compensation for such services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law.
     The Trustee shall have a lien prior to the Securities upon all property and funds held or collected by it as such for any amount owing to it or any predecessor Trustee pursuant to this Section 5.07, except with respect to funds held in trust for the benefit of the Holders of particular Securities.
     The provisions of this Section shall survive the satisfaction and discharge of this Indenture and the termination or resignation of the Trustee.
     Section 5.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such interest or resign as Trustee with respect to one or more series of Securities, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.
     Section 5.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to each series of Securities that shall be a corporation organized and doing business under the laws of the United States of America or of any State or Territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$50,000,000, and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
     Section 5.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 5.11.
     (b) The Trustee may resign with respect to any one or more series of Securities at any time by giving at least 60 days’ written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.
     (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of that series, delivered to the Trustee and to the Company.
     (d) If at any time:
     (i) the Trustee shall fail to comply with Section 5.08 with respect to any series of Securities after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least 6 months, or
     (ii) the Trustee shall cease to be eligible under Section 5.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or a bona fide Holder of a Security of such series for at least 6 months, or
     (iii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, subject to Section 4.14, any Holder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series of Securities or, in the case of this clause (iii), with respect to all series of Securities.
     (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company shall promptly appoint a successor Trustee for such series of Securities. If, within one year after such resignation, removal or incapacity, or such series of occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to Securities of such series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.
     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.
     Section 5.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder with respect to any series of Securities shall execute, acknowledge and deliver to the Company and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any Securities of such series; but, on request of the Company or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges (including, but not limited to, attorneys’ fees and expenses), if any, execute and deliver an instrument, in form and substance reasonably satisfactory to the predecessor Trustee, transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder.
     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to above.
     No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article.
     Section 5.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor Trustee by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     Section 5.13. Preferential Collection of Claims Against Company. If and when the Trustee shall be or shall become a creditor, of the Company (or of any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or against any such other obligor, as the case may be).
     Section 5.14. Appointment of Authenticating Agent. At any time when any of the Securities remain Outstanding, the Trustee, with the approval of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.09, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than U.S.$50,000,000 and, if other than the Company itself, subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Company, to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Company, to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.
     If an appointment is made with respect to one or more series pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wilmington Trust FSB, as Trustee
By:
As Authenticating Agent

By:
Authorized Signatory

ARTICLE 6
Consolidation, Merger, Conveyance, Transfer Or Lease
     Section 6.01. Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or convey, transfer, sell or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into it or convey, transfer, sell or lease such Person’s properties and assets substantially as an entirety to it, unless:
     (a) the Company is the surviving person or the Person formed by such consolidation or into which the Company is merged, or the Person to which the Company’s properties and assets are conveyed, transferred, sold or leased, shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and, if other than the Company, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all of the Securities, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;
     (b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and
     (c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 6 and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Section 7.03.
     Section 6.02. Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer of all or substantially all the assets of the Company in accordance with Section 6.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the Company shall be relieved of all of its obligations and covenants under this Indenture and the Securities except with respect to any obligations that arise from, or are related to, such transaction.
ARTICLE 7
Supplemental Indentures
     Section 7.01. Supplemental Indentures Without Consent of Holders. Without the consent of the Holders of any series of Securities, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, with respect to any or all series of Securities, in form reasonably satisfactory to the Trustee, for any of the following purposes:
     (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by any such successor of the covenants, agreements and obligations of the Company herein and in the Securities; or
     (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of the Securities of any or all series of Securities as the Company shall consider to be for the protection of the Holders of the Securities of any or all series or to surrender any rights or power herein conferred upon the Company (and if such covenants or the surrender of such rights or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series); or
     (c) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture that do not adversely affect the interests of the Holders of Securities of any series in any material respect; or
     (d) to add guarantors or co-obligors with respect to any series of Securities; or
     (e) to secure any series of Securities; or
     (f) [Reserved]; or
     (g) to establish any form of Security as provided in Article 2 hereof and to provide for the issuance of any series of Securities, as provided in Article 2 hereof, and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any series; or

     (h) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 5.11 hereof; or
     (i) to comply with the requirements of the Commission in connection with the qualification of this Indenture under the TIA; or
     (j) to make any change in any series of Securities that does not adversely affect in any material respect the interests of the Holders of such Securities.
     Section 7.02. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; provided, however, that no such supplemental indenture, amendment, modification or supplement shall, without the consent of the Holder of each Outstanding Security of such series affected thereby:
     (a) change the Scheduled Maturity Date or the stated payment date of any payment of premium or interest payable on any Security of such series, or reduce the principal amount thereof, or any amount of interest or premium payable thereon, or
     (b) change the method of computing the amount of principal of any Security of such series or any interest payable thereon on any date, or change any Place of Payment where, or the coin or currency in which any Security of such series or any payment of premium or interest thereon is payable, or
     (c) impair the right to institute suit for the enforcement of any payment described in clauses (a) or (b) on or after the same shall become due and payable at Maturity; or
     (d) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or
     (e) modify any of the provisions of this Section or Section 4.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Section 5.11; or
     (f) modify the provisions of this Indenture with respect to the ranking of the Securities or any series in a manner adverse to the Holders.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.
     It shall not be necessary for any Act of Holders under this Section 7.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
     Section 7.03. Execution of Supplemental Indentures. Upon the written request of the Company and upon filing with the Trustee of evidence of an Act of Holders as aforementioned, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, powers, trusts, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 5.01) shall be fully protected in relying upon, an Officer’s Certificate pursuant to Section 1.02 hereof and an Opinion of Counsel pursuant to Section 1.02 hereof, each setting forth the statements required by Section 1.02 and stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.
     Section 7.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and the respective rights, limitation of rights, duties, powers, trusts and immunities under this Indenture of the Trustee, the Company, and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be determined, exercised and enforced thereunder to the extent provided therein.
     Section 7.05. Conformity With Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.
     Section 7.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.
ARTICLE 8
Covenants
     Section 8.01. Payment of Principal, Premium and Interest. With respect to each series of Securities, the Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal, premium, if any, and interest, if any, on such series of Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in the Indenture for the benefit of the Securities of such series.
     Section 8.02. Maintenance of Office or Agency. With respect to each series of Securities, so long as any of the Securities remain outstanding, the Company will maintain an office or agency in each Place of Payment where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.
     Section 8.03. Money or Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal, premium, if any, or interest, if any, on any of the Securities of such series, segregate and hold in trust for the benefit of the Holders of the Securities of such series a sum sufficient to pay such principal, premium or interest so becoming due until such sums shall be paid to such Holders of such Securities or otherwise disposed of as herein provided, and will promptly notify the Trustee, in writing, of its action or failure so to act.
     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal, premium, if any, or interest, if any, on such series of Securities, deposit with a Paying Agent a sum sufficient to pay such principal, premium, or interest so becoming due, such sum to be held in trust for the benefit of the Holders of the Securities entitled to the same and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee, in writing, of its action or failure so to act.
     The Company will cause each Paying Agent for any series of Securities, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will
     (a) hold all sums held by it for the payment of principal, premium, if any, or interest, if any, on Securities of such series in trust for the benefit of the Holders of the Securities entitled thereto until such sums shall be paid to such Holders of such Securities or otherwise disposed of as herein provided;
     (b) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such payment of principal, premium, if any, or interest, if any, on the Securities of such series; and
     (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
     The Company may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the

Company or such Paying Agent in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
     Section 8.04. Certificate to Trustee. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (beginning in 20___), an Officer’s Certificate, whose signatory shall be the Company’s principal executive, accounting or financial officer, stating that in the course of the performance by the signer of his or her duties as officer of the Company they would normally have knowledge of any default by the Company in the performance of any of its covenants, conditions or agreements contained herein (without regard to any period of grace or requirement of notice provided hereunder), stating whether or not he or she has knowledge of any such default and, if so, specifying each such default of which the signer has knowledge and the nature thereof.
     Section 8.05. Corporate Existence. Subject to Article 6, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.
[SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed; all as of the date first above written.

Avatar Holdings Inc.
By:
Name:
Title:

Wilmington Trust FSB, as Trustee
By:
Name:
Title: